ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET
                           $808,143,000 (APPROXIMATE)           AUGUST 11, 2000
                                  COMM 2000-C1
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES

APPROXIMATE SECURITIES STRUCTURE:

                                                   EXPECTED
                     APPROXIMATE     EXPECTED      WEIGHTED
         EXPECTED   FACE/NOTIONAL     CREDIT        AVERAGE        EXPECTED
CLASS     RATING       AMOUNT         SUPPORT        LIFE           PAYMENT
 (A)    S&P/FITCH       (MM)        (% OF UPB)    (YEARS) (B)       WINDOW
-----------------------------------------------------------------------------
PUBLICLY OFFERED CLASSES
 A-1      AAA/AAA   $148,498,000      23.000%        5.60       10/00 - 09/08
 A-2      AAA/AAA    542,915,000      23.000         9.07       09/08 - 04/10
 B         AA/AA      38,162,000      18.750         9.57       04/10 - 04/10
 C          A/A       39,284,000      14.375         9.67       04/10 - 06/10
 D         A-/A-      13,469,000      12.875         9.74       06/10 - 06/10
 E        BBB/BBB     25,815,000      10.000         9.74       06/10 - 06/10
PRIVATELY OFFERED CLASSES (D)
-----------------------------------------------------------------------------
 F       BBB-/BBB-    11,224,000       8.750         N/A             N/A
 G        BB+/BB+     26,938,000       5.750         N/A             N/A
 H         BB/BB       6,734,000       5.000         N/A             N/A
 J        BB-/BB-      6,734,000       4.250         N/A             N/A
 K         B+/B+      10,101,000       3.125         N/A             N/A
 L          B/B        7,856,000       2.250         N/A             N/A
 M         B-/B-       6,734,000       1.500         N/A             N/A
 N        CCC/CCC      4,489,000       1.000         N/A             N/A
 O         NR/NR       8,987,215       0.000         N/A             N/A
 X        AAA/AAA   $897,940,215(c)     N/A          N/A             N/A
   TOTAL SECURITIES:$897,940,215
-----------------------------------------------------------------------------
(a) Class A-1 is expected to have a fixed pass-through rate. Classes A-2, B, C and D are expected to have a fixed pass-through rate subject to a WAC cap. Class E is expected to have a variable pass-through rate equal to WAC.
(b) Calculated at 0% CPR, assuming no balloon payment extension and that ARD Loans pay in full on Anticipated Repayment Dates.
(c)  Notional amount on interest only class.
(d)  Not offered hereby.

KEY FEATURES:
Co-Lead Managers:         Deutsche Bank Securities Inc., J.P.
                          Morgan Securities Inc.
Bookrunner:               Deutsche Bank Securities Inc.
Co-Manager:               Chase Securities Inc.
Mortgage Loan Sellers:    German American Capital Corporation (a)
                          Morgan Guaranty Trust Company of New
                          York (b)
                          LaSalle Bank National Association
Servicer:                 ORIX Real Estate Capital Markets, LLC.
Special Servicer:         ORIX Real Estate Capital Markets, LLC.
Trustee:                  Wells Fargo Bank Minnesota, N.A
Bond Administrator:       LaSalle Bank National Association
Launch:                   September 2000
Pricing:                  September 2000
Closing:                  September 2000
Cut-Off Date:             September 1st, 2000, except for 3 loans
Distribution Date:        15th of each month, or following
                          business day (commencing October, 2000)
Payment Delay:            14 days
ERISA                     Eligible: Classes A-1 and A-2 are expected to be ERISA
                          eligible subject to certain conditions for
                          eligibility.
Structure:                Sequential pay
Day Count:                30/360
Tax Treatment:            REMIC
Rated Final               Distribution Date in August 2033
Distribution Date:
Clean up Call:            1%
Minimum Denominations:    Publicly Offered Classes: Class A-1 &
                          A-2 $10,000 & $1; Classes B, C, D and E
                          $25,000 & $1.
Delivery:                 DTC, Clearstream, Euroclear

(a) A wholly owned subsidiary of Deutsche Bank Alex. Brown.
(b) A wholly owned subsidiary of J.P. Morgan & Co.

--------------------------------------------------------------------------------

COLLATERAL FACTS (A):
Initial Pool Balance:                                   $897,940,215
Number of Mortgage Loans:                                        112
Number of Mortgaged Properties:                                  126
Average Cut-Off Date Balance:                             $8,017,323
Weighted Average Current Mortgage Rate:                       8.203%
Weighted Average U/W DSCR:                                     1.49x
Weighted Average Cut-Off Date LTV Ratio:                      65.68%
Weighted Average Remaining Term to Maturity (months):          112.0
Weighted Average Remaining Amortization Term (months):         331.9
Weighted Average Seasoning (months):                            10.1
Balloon Loans as % of Total (b):                              99.74%
Single Largest Loan as % of Total:                            10.20%
Five Largest Loans as % of Total:                             28.43%
Ten Largest Loans as % of Total:                              42.22%
(a) For purposes of calculating Weighted Average DSCR and Weighted Average LTV throughout the Structural and Collateral Term Sheet, one credit tenant lease Loan was excluded.
(b) Includes 21 ARD loans totaling $361.0 MM and 40.2% of the Initial Pool Balance.

TEN LARGEST LOANS
                       CURRENT
LOAN                   BALANCE     % BY UPB    LTV     DSCR   PROPERTY TYPE
-------------------------------------------------------------------------------
Crowne Plaza          $91,611,396   10.20%    41.64%   2.21x  Hotel
Manhattan
Alliance TP Portfolio  59,954,121    6.68     65.78    1.48   Multifamily
Crystal Park One       41,970,321    4.67     49.96    2.13   Office
Radisson Mart Plaza    31,785,637    3.54     54.80    1.61   Hotel
Hotel
Hampton Village        29,978,012    3.34     64.33    1.55   Anchored
Center                                                        Retail
Detroit Mac            29,810,151    3.32     73.06    1.22   Industrial
105 East 17th Street   25,139,203    2.80     75.27    1.31   Office
Douglas Development    24,430,501    2.72     55.52    1.32   Office/Unanchored
Portfolio                                                     Retail
Village Hillcrest      22,774,663    2.54     69.01    1.48   Mixed Use
Fairgrounds Square     21,636,722    2.41     74.35    1.48   Anchored Retail
Mall                   ----------    ----
TOTAL/WTD. AVG.      $379,090,728   42.22%    58.38%   1.70x
-------------------------------------------------------------------------------

                            NUMBER OF    CUT-OFF DATE BALANCE
                            MORTGAGED  ---------------------------
 MORTGAGE LOAN SELLERS        LOANS      (MM)         % BY UPB
------------------------------------------------------------------
German American Capital
  Corporation                  29     $419,980,474      46.77%
Morgan Guaranty Trust Co
  of NY                        47      249,914,693      27.83
LaSalle Bank National
  Association                  36      228,045,048      25.40
                               --      -----------      -----
TOTAL/WTD. AVG.               112     $897,940,215     100.00%
------------------------------------------------------------------

SELECTED LOAN DATA:

                  NUMBER OF              CUT-OFF DATE BALANCE
 GEOGRAPHIC       MORTGAGED   ------------------------------------------
 DISTRIBUTION     PROPERTIES     (MM)     % BY UPB  WA. LTV  WA. DSCR
------------------------------------------------------------------------
 Michigan            23      $182,477,010   20.32%   70.27%    1.37x
 New York            12       149,393,217   16.64    53.14     1.87
 California          24       124,448,407   13.86    70.45     1.33
 Florida             12        68,276,570    7.60    62.29     1.45
 Illinois             7        67,509,186    7.52    71.81     1.34
 Virginia             2        46,348,775    5.16    50.49     2.06
 Other               46       259,487,051   28.90    69.68     1.38
                     --      -----------    -----
 TOTAL/WTD. AVG.    126      $897,940,215  100.00%   65.68     1.49x
------------------------------------------------------------------------

                   NUMBER
                     OF                CUT-OFF DATE BALANCE
                  MORTGAGED  --------------------------------------------
 PROPERTY TYPE   PROPERTIES       (MM)    % BY UPB   WA. LTV WA. DSCR
-------------------------------------------------------------------------
 Multifamily         53      $254,425,526   28.33%    70.48%   1.36x
   Conventional      38       200,678,848   22.35     71.04    1.36
   Mobile Home Park  15        53,746,678    5.99     68.43    1.35
 Retail              33       203,635,030   22.68     69.29    1.41
   Anchored Retail   18        63,107,590   18.16     70.23    1.42
   Unanchored Retail 15       140,527,440    4.51     65.80    1.37
 Office              18       161,478,524   17.98     64.16    1.53
 Hotel                4       149,154,410   16.61     49.05    1.95
 Industrial           9        84,178,875    9.37     72.97    1.24
 Mixed Use            2        26,771,522    2.98     68.74    1.47
 Self Storage         7        18,296,328    2.04     71.97    1.31
                      -      ------------    ----
 TOTAL/WTD. AVG.    126      $897,940,215  100.00%    65.68%   1.49x
-------------------------------------------------------------------------

                     NUMBER OF              CUT-OFF DATE BALANCE
 PREPAYMENT          MORTGAGED  --------------------------------------------
 RESTRICTIONS          LOANS        (MM)      % BY UPB  WA. LTV  WA. DSCR
----------------------------------------------------------------------------
Lockout/Defeasance     107      $806,719,302    89.84%   65.79%  1.49x
Lockout/YM/Defeasance    2        76,936,677     8.57    64.74   1.45
Lockout/Greater of
  1% or YM               2         8,793,210     0.98    73.35   1.22
YM/Defeasance            1         5,491,025     0.61    49.47   1.99
                         -         ---------     ----
TOTAL/WTD. AVG.        112      $897,940,215   100.00%   65.68%  1.49x
----------------------------------------------------------------------------

DEUTSCHE BANC ALEX. BROWN                                      J.P. MORGAN & CO.

                              CHASE SECURITIES INC.

Additional information is available upon request. Information herein is believed to be reliable but Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters") do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. The underwriters and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. The Underwriters are members of SIPC.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         MORTGAGE LOAN SELLERS OVERVIEW
--------------------------------------------------------------------------------

O GERMAN AMERICAN CAPITAL CORPORATION (GACC) - 29 Mortgage Loans, which represent security for 46.77% of the Initial Outstanding Pool Balance, will be sold to the Depositor by GACC. GACC is a wholly owned subsidiary of Deutsche Bank Americas Holding Corp., which in turn is a wholly-owned subsidiary of Deutsche Bank AG, a German corporation, which carries ratings of Aa3/AA/AA from Moody's, S&P, and Fitch, respectively. GACC is also an affiliate of Deutsche Bank Securities Inc., one of the Underwriters. GACC engages primarily in the business of origination, purchasing and holding mortgage loans pending securitization, repackaging or other disposition.


O MORGAN GUARANTY TRUST COMPANY OF NEW YORK (MGT) - 47 Mortgage Loans, which represent security for 27.83% of the Initial Outstanding Pool Balance, will be sold to the Depositor by MGT. MGT is a wholly owned subsidiary and the principal asset of J.P. Morgan & Co. Incorporated. MGT carries ratings of Aa3/AA/AA from Moody's, S&P, and Fitch, respectively. MGT is also an affiliate of J.P. Morgan Securities Inc., one of the Underwriters. MGT is a commercial bank offering a wide range of banking services to its customers both domestically and internationally.


O LASALLE BANK NATIONAL ASSOCIATION (LASALLE) - 36 Mortgage Loans, which represent security for 25.40% of the Initial Outstanding Pool Balance, will be sold to the Depositor by LaSalle. LaSalle is a commercial bank with principal offices in Chicago, Illinois. LaSalle is a subsidiary of LaSalle National Corporation, which is a subsidiary of ABN AMRO Bank N.A., a bank organized under the laws of The Netherlands. LaSalle Bank National Association carries ratings of Aa3/AA- from Moody's and S&P, respectively. LaSalle is a commercial bank offering a wide range of banking services to customers in the United States.


German American Capital Corporation          46.77%
Morgan Guaranty Trust Company of New York    27.83%
LaSalle Bank National Association            25.40%


Additional information is available upon request. Information herein is believed to be reliable but Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters") do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. The underwriters and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. The Underwriters are members of SIPC.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

O    For purposes of calculating principal distributions of the Certificates:

     -- Available principal will be allocated sequentially to the Class A-1, A-2, B, C, D, E, F, G, H, J, K, L, M, N and O certificates.

     -- In case the principal balance of Classes O, N, M, L, K, J, H, G, F, E, D, C, B, in that order, have been reduced to zero due to the allocation of principal losses, then A-1 and A-2 will be allocated principal pro rata.

O Class X will be entitled to receive payments of interest only and will not receive any payments of principal. Class X will be entitled to payments of interest pro rata (based on interest entitlements) with the Class A-1 and A-2 certificates each month.

O Each Class will be subordinate to the Class A-1, A-2, and X and to each Class with an earlier alphabetic designation than such Class. Each of the Class A-1, A-2, and X Certificates will be of equal priority.

O    All Classes will pay interest on a 30/360 basis.

O Principal Losses will be allocated in reverse alphabetical order to Class O, N, M, L, K, J, H, G, F, E, D, C, B, and then pro rata to Class A-1 and A-2.

O The Master Servicer will cover net prepayment interest shortfalls on loans that are not specially serviced, provided that with respect to any loans with due dates on or preceding the related determination date the Master Servicer will only cover net prepayment interest shortfalls up to the Master Servicing fee on the principal balance of such loans. Net prepayment interest shortfalls (after application of prepayment interest excesses and other Servicer coverage from the Master Servicing Fee) will be allocated pro-rata (based on interest entitlements) to all regular Certificates.

O Shortfalls resulting from Master Servicer and Special Servicer modifications, Special Servicer compensation or other extraordinary trust fund expenses will be allocated in reverse alphabetical order to classes of outstanding regular Certificates other than to the Class X.


Additional information is available upon request. Information herein is believed to be reliable but Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters") do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. The underwriters and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. The Underwriters are members of SIPC.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         DISTRIBUTION OF PROPERTY TYPES
--------------------------------------------------------------------------------

                                                                                                             WEIGHTED
                                                                                                             AVERAGE    WEIGHTED
                                                   PERCENTAGE                                   WEIGHTED    REMAINING   AVERAGE
                      NUMBER OF    CUT-OFF DATE   OF AGGREGATE                    WEIGHTED       AVERAGE      TERM TO   CUT-OFF
                      MORTGAGED      BALANCE      CUT-OFF DATE     AVERAGE         AVERAGE      MORTGAGE     MATURITY    DATE LTV
PROPERTY TYPE         PROPERTIES     BALANCE         BALANCE     CUT-OFF DATE       DSCR          RATE        (MOS)       RATIO
----------------------------------------------------------------------------------------------------------------------------------
Multifamily               53      $254,425,526        28.33%      $4,800,482          1.36x       7.930%       105.1        70.48%
     Conventional         38       200,678,848        22.35        5,281,022          1.36        7.851        103.1        71.04
     Mobile Home Park     15        53,746,678         5.99        3,583,112          1.35        8.226        112.9        68.43
Retail                    33       203,635,030        22.68        6,170,758          1.41        8.327        122.9        69.29
     Anchored Retail      18       163,107,590        18.16        9,061,533          1.42        8.268        126.2        70.23
     Unanchored
Retail                    15        40,527,440         4.51        2,701,829          1.37        8.565        109.8        65.80
Office                    18       161,478,524        17.98        8,971,029          1.53        8.243        110.0        64.16
Hotel                      4       149,154,410        16.61       37,288,603          1.95        8.548        114.5        49.05
Industrial                 9        84,178,875         9.37        9,353,208          1.24        8.226        110.7        72.97
Mixed Use                  2        26,771,522         2.98       13,385,761          1.47        7.433         98.4        68.74
Self Storage               7        18,296,328         2.04        2,613,761          1.31        8.453        108.2        71.97
                           -     --------------        ----
TOTAL/WTD. AVG.          126      $897,940,215       100.00%      $7,126,510          1.49x       8.203%       112.0        65.68%

----------------------------------------------------------------------------------------------------------------------------------

Multifamily (a)     28.3%
Retail (b)          22.7%
Office              18.0%
Hotel               16.6%
Industrial           9.4%
Other                5.0%

(a) Includes Conventional and Mobile Home Park.
(b) Includes Anchored and Unanchored.


Additional information is available upon request. Information herein is believed to be reliable but Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters") do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. The underwriters and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. The Underwriters are members of SIPC.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE
--------------------------------------------------------------------------------

ME                1.20%
MA                2.81%
CT                0.61%
NJ                0.99%
MD                3.82%
NY               16.64%
PA                2.41%
VA                5.16%
NC                0.59%
WV                0.90%
SC                2.11%
GA                0.14%
FL                7.60%
AL                0.12%
MS                0.48%
OH                2.96%
MI               20.32%
IN                0.31%
KY                0.83%
WI                0.81%
IL                7.52%
MN                0.47%
MO                0.32%
OK                0.25%
TX                2.23%
CO                0.30%
NM                0.12%
AZ                0.80%
NV                3.31%
CA               13.86%


Illinois           7.5%
Florida            7.6%
California        13.9%
New York          16.6%
Michigan          20.3%
Other (a)         34.1%

(a) Includes 25 states


Additional information is available upon request. Information herein is believed to be reliable but Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters") do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. The underwriters and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. The Underwriters are members of SIPC.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE (A)
--------------------------------------------------------------------------------

                                                                                                             WEIGHTED
                                                                                                              AVERAGE     WEIGHTED
                                                  PERCENTAGE                                    WEIGHTED     REMAINING     AVERAGE
                      NUMBER OF                  OF AGGREGATE                       WEIGHTED    AVERAGE       TERM TO      CUT-OFF
                      MORTGAGED   CUT-OFF DATE   CUT-OFF DATE   AVERAGE CUT-OFF     AVERAGE     MORTGAGE     MATURITY     DATE LTV
STATE                 PROPERTIES     BALANCE        BALANCE       DATE BALANCE        DSCR         RATE        (MOS)        RATIO
--------------------- ----------- -------------- -------------- ----------------- ------------- ----------- ------------ -----------
Michigan                   23    $182,477,010         20.32%        $7,933,783          1.37x       8.043%      109.9        70.27%
New York                   12     149,393,217         16.64         12,449,435          1.87        8.460       113.1        53.14
California                 24     124,448,407         13.86          5,185,350          1.33        8.196       107.7        70.45
Florida                    12      68,276,570          7.60          5,689,714          1.45        8.446       111.2        62.29
Illinois                    7      67,509,186          7.52          9,644,169          1.34        7.765       132.6        71.81
Virginia                    2      46,348,775          5.16         23,174,387          2.06        7.831       108.1        50.49
Maryland                    6      34,311,458          3.82          5,718,576          1.33        8.105       107.5        60.37
Nevada                      2      29,746,796          3.31         14,873,398          1.31        8.069       100.3        66.87
Ohio                        4      26,605,882          2.96          6,651,471          1.37        8.179       106.7        68.68
Massachusetts               2      25,200,343          2.81         12,600,171          1.38        8.605       115.1        68.49
Pennsylvania                1      21,636,722          2.41         21,636,722          1.48        7.990       107.0        74.35
Texas                       8      20,007,717          2.23          2,500,965          1.38        8.644       110.6        71.31
South Carolina              1      18,969,964          2.11         18,969,964          1.24        8.000       117.0        77.43
Maine                       1      10,786,711          1.20         10,786,711          1.20        8.800       117.0        72.88
New Jersey                  3       8,890,643          0.99          2,963,548          1.41        8.694       117.4        72.34
West Virginia               1       8,038,842          0.90          8,038,842          2.35        7.960       107.0        70.52
Kentucky                    1       7,494,864          0.83          7,494,864          1.21        8.690       118.0        74.95
Wisconsin                   1       7,246,520          0.81          7,246,520          1.20        8.570       114.0        78.77
Arizona                     2       7,138,790          0.80          3,569,395          1.31        8.184       107.4        71.71
Connecticut                 1       5,491,025          0.61          5,491,025          1.99        7.170        94.0        49.47
North Carolina              1       5,292,532          0.59          5,292,532          1.24        8.380       117.0        78.18
Mississippi                 1       4,294,620          0.48          4,294,620          1.23        8.750       117.0        79.53
Minnesota                   1       4,264,651          0.47          4,264,651          1.25        8.880       114.0        77.54
Missouri                    2       2,873,337          0.32          1,436,669          1.25        8.453       114.5        77.10
Indiana                     1       2,785,590          0.31          2,785,590          1.25        8.430       110.0        79.36
Colorado                    1       2,696,711          0.30          2,696,711          1.46        8.830       117.0        62.71
Oklahoma                    2       2,279,375          0.25          1,139,687          1.60        7.690       177.0        49.02
Georgia                     1       1,249,185          0.14          1,249,185          1.45        8.800       118.0        71.38
Alabama                     1       1,107,508          0.12          1,107,508          1.40        8.390       103.0        73.34
New Mexico                  1       1,077,264          0.12          1,077,264          1.36        8.750       106.0        66.91
                            -       ---------          ----
TOTAL/WTD. AVG.           126    $897,940,215        100.00%        $7,126,510          1.49x       8.203%      112.0        65.68%
------------------------------------------------------------------------------------------------------------------------------------

(a) If a Mortgage Loan is secured by properties in multiple states, it is treated as multiple Mortgage Loans each of which is allocated a cut-off balance based on the allocated loan amount.


Additional information is available upon request. Information herein is believed to be reliable but Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters") do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. The underwriters and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. The Underwriters are members of SIPC.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          DISTRIBUTION OF UNDERWRITTEN NCF DEBT SERVICE COVERAGE RATIOS
--------------------------------------------------------------------------------

                                                                                                           WEIGHTED
                                                                                                            AVERAGE      WEIGHTED
                                                 PERCENTAGE OF                                WEIGHTED     REMAINING      AVERAGE
 RANGE OF DEBT       NUMBER OF                     AGGREGATE                      WEIGHTED    AVERAGE       TERM TO       CUT-OFF
 SERVICE COVERAGE     MORTGAGE    CUT-OFF DATE    CUT-OFF DATE  AVERAGE CUT-OFF    AVERAGE    MORTGAGE     MATURITY      DATE LTV
 RATIOS                LOANS         BALANCE        BALANCE      DATE BALANCE       DSCR        RATE         (MOS)         RATIO
------------------------------------------------------------------------------------------------------------------------------------
1.100 - 1.199x             1        $1,599,510           0.18%     $1,599,510         1.15x       8.260%      108.0          69.85%
1.200 - 1.299             53       310,926,171          34.63       5,866,532         1.24        8.346       110.6          74.05
1.300 - 1.399             29         209,369,240        23.32       7,219,629         1.35        8.245       108.7          67.52
1.400 - 1.499             15       137,448,660          15.31       9,163,244         1.47        7.733       102.2          68.60
1.500 - 1.599              4        35,517,211           3.96       8,879,303         1.55        8.478       121.3          64.12
1.600 - 1.699              2        33,619,490           3.74      16,809,745         1.61        8.643       110.9          55.22
1.700 - 1.799              2         5,997,929           0.67       2,998,965         1.77        8.015       112.0          62.60
1.900 - 1.999              2         8,985,245           1.00       4,492,623         1.97        7.434       102.9          48.85
2.100 - 2.399              3       141,620,560          15.77      47,206,853         2.20        8.257       112.8          45.75
CTL                        1        12,856,200           1.43      12,856,200         1.00        7.160       280.0          96.88
                           -        ----------           ----
TOTAL/WTD. AVG.          112      $897,940,215         100.00%     $8,017,323         1.49x       8.203%      112.0          65.68%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                DISTRIBUTION OF CUT-OFF DATE LOAN TO VALUE RATIOS
--------------------------------------------------------------------------------

                                                                                                               WEIGHTED
                                                                                                               AVERAGE    WEIGHTED
                                                      PERCENTAGE                                   WEIGHTED   REMAINING   AVERAGE
                         NUMBER OF                   OF AGGREGATE      AVERAGE       WEIGHTED      AVERAGE     TERM TO     CUT-OFF
RANGE OF CUT-OFF DATE    MORTGAGE     CUT-OFF DATE   CUT-OFF DATE   CUT-OFF DATE      AVERAGE      MORTGAGE    MATURITY   DATE LTV
LOAN TO VALUE RATIOS       LOANS        BALANCE         BALANCE        BALANCE         DSCR          RATE       (MOS)       RATIO
------------------------------------------------------------------------------------------------------------------------------------
40.0 - 44.9%                  1        $91,611,396        10.20%    $91,611,396          2.21x        8.473%      115.0      41.64%
45.0 - 49.9                   5         54,520,856         6.07      10,904,171          2.06         7.796       110.8      49.73
50.0 - 54.9                   2         34,776,282         3.87      17,388,141          1.63         8.656       112.2      54.66
55.0 - 59.9                   3         27,781,471         3.09       9,260,490          1.33         7.933       101.7      55.77
60.0 - 64.9                  12         85,709,043         9.55       7,142,420          1.43         8.303       109.1      62.98
65.0 - 69.9                  24        189,710,078        21.13       7,904,587          1.40         7.942       105.7      67.17
70.0 - 74.9                  37        235,631,770        26.24       6,368,426          1.34         8.390       111.6      72.78
75.0 - 79.9                  26        163,916,987        18.25       6,304,500          1.26         8.193       108.6      77.73
85.0 - 89.9                   1          1,426,131         0.16       1,426,131          1.22         8.730       113.0      85.40
CTL                           1         12,856,200         1.43      12,856,200          1.00         7.160       280.0      96.88
                              -         -----------        ----
TOTAL/WTD. AVG.             112       $897,940,215       100.00%     $8,017,323          1.49x        8.203%      112.0      65.68%
------------------------------------------------------------------------------------------------------------------------------------


Additional information is available upon request. Information herein is believed to be reliable but Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters") do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. The underwriters and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. The Underwriters are members of SIPC.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      DISTRIBUTION OF CUT-OFF DATE BALANCES
--------------------------------------------------------------------------------

                                                                                                               WEIGHTED
                                                                                                                AVERAGE    WEIGHTED
                                                         PERCENTAGE                               WEIGHTED     REMAINING   AVERAGE
                            NUMBER OF                    AGGREGATE                    WEIGHTED    AVERAGE       TERM TO    CUT-OFF
 RANGE OF CUT-OFF DATE      MORTGAGE    CUT-OFF DATE      CUT-OFF   AVERAGE CUT-OFF    AVERAGE    MORTGAGE     MATURITY    DATE LTV
 BALANCES                     LOANS        BALANCE      DATE BALANCE  DATE BALANCE      DSCR        RATE         (MOS)       RATIO
------------------------------------------------------------------------------------------------------------------------------------
$        0 -   999,999          1          $988,841        0.11%        $988,841        1.26x      8.620%       107.0       65.92%
 1,000,000 - 1,999,999         19        27,807,975        3.10        1,463,578        1.35       8.543        109.1       69.30
 2,000,000 - 2,999,999         21        54,487,389        6.07        2,594,638        1.38       8.390        115.1       69.10
 3,000,000 - 3,999,999         16        56,721,924        6.32        3,545,120        1.35       8.308        113.3       71.27
 4,000,000 - 4,999,999         10        44,931,689        5.00        4,493,169        1.30       8.363        111.6       72.36
 5,000,000 - 5,999,999          7        38,129,672        4.25        5,447,096        1.40       8.203        110.3       71.03
 6,000,000 - 6,999,999          4        24,879,860        2.77        6,219,965        1.32       8.607        113.2       71.06
 7,000,000 - 7,999,999          4        29,421,717        3.28        7,355,429        1.26       8.546        113.3       73.67
 8,000,000 - 8,999,999          6        50,639,044        5.64        8,439,841        1.43       8.166        109.0       69.63
 9,000,000 - 9,999,999          3        27,744,883        3.09        9,248,294        1.26       8.557        115.3       76.10
10,000,000 - 12,999,999         6        71,076,065        7.92       11,846,011        1.29       8.089        142.5       70.62
15,000,000 - 18,999,999         3        51,230,134        5.71       17,076,711        1.26       7.862         94.9       72.35
20,000,000 - 24,999,999         5       109,632,180       12.21       21,926,436        1.39       8.029        106.1       67.34
25,000,000 - 31,999,999         4       116,713,003       13.00       29,178,251        1.43       8.429        112.6       66.32
41,000,000 - 92,000,000         3       193,535,839       21.55       64,511,946        1.97       7.979        107.8       50.92
                                -       -----------       -----
TOTAL/WTD. AVG.               112      $897,940,215      100.00%      $8,017,323        1.49x      8.203%       112.0      65.68%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     DISTRIBUTION OF MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------

                                                                                                              WEIGHTED
                                                                                                              AVERAGE     WEIGHTED
                                                    PERCENTAGE OF                                WEIGHTED    REMAINING     AVERAGE
                        NUMBER OF                     AGGREGATE         AVERAGE      WEIGHTED     AVERAGE     TERM TO      CUT-OFF
  RANGE OF               MORTGAGE    CUT-OFF DATE    CUT-OFF DATE    CUT-OFF DATE    AVERAGE     MORTGAGE     MATURITY    DATE LTV
  MORTGAGE RATES          LOANS         BALANCE        BALANCE          BALANCE        DSCR        RATE        (MOS)        RATIO
------------------------------------------------------------------------------------------------------------------------------------
 6.7501 - 7.0000%            1        $4,313,496          0.48%        $4,313,496        1.35x      6.970%       95.0        77.03%
 7.0001 - 7.2500             2        18,347,225          2.04          9,173,613        1.99       7.163       224.3        49.47
 7.2501 - 7.5000             3        84,562,638          9.42         28,187,546        1.48       7.310        95.6        66.57
 7.5001 - 7.7500             2        26,709,876          2.97         13,354,938        1.35       7.745       106.6        54.97
 7.7501 - 8.0000            19       205,792,306         22.92         10,831,174        1.53       7.893       104.9        67.50
 8.0001 - 8.2500            20       104,848,564         11.68          5,242,428        1.31       8.199       112.3        71.76
 8.2501 - 8.5000            24       181,592,208         20.22          7,566,342        1.76       8.425       113.9        56.42
 8.5001 - 8.7500            23       204,454,220         22.77          8,889,314        1.38       8.617       113.9        68.78
 8.7501 - 9.0000            10        50,680,239          5.64          5,068,024        1.29       8.877       115.6        72.02
 9.0001 - 9.2500             3         6,324,700          0.70          2,108,233        1.31       9.105       113.0        62.63
 9.2501 - 9.5000             5        10,314,743          1.15          2,062,949        1.45       9.280       115.7        63.85
                             -      -------------         ----
 TOTAL/WTD. AVG.           112      $897,940,215        100.00%        $8,017,323        1.49x      8.203%      112.0        65.68%
------------------------------------------------------------------------------------------------------------------------------------

Additional information is available upon request. Information herein is believed to be reliable but Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters") do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. The underwriters and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. The Underwriters are members of SIPC.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DISTRIBUTION OF ORIGINAL TERMS TO MATURITY
--------------------------------------------------------------------------------

                                                                                                              WEIGHTED
                                                       PERCENTAGE OF                                          AVERAGE     WEIGHTED
                                                         AGGREGATE                                WEIGHTED   REMAINING    AVERAGE
                          NUMBER OF                       CUT-OFF                     WEIGHTED    AVERAGE     TERM TO     CUT-OFF
 RANGE OF ORIGINAL TERMS  MORTGAGE     CUT-OFF DATE     DATE BALANCE    AVERAGE       AVERAGE     MORTGAGE    MATURITY    DATE LTV
 TO MATURITY (MOS)          LOANS         BALANCE         BALANCE     CUT-OFF DATE      DSCR        RATE       (MOS)       RATIO
-----------------------------------------------------------------------------------------------------------------------------------
84                             2        $16,768,576         1.87%      $8,384,288       1.21x       7.803%     73.0         78.16%
120                          107        863,675,027        96.18        8,071,729       1.50        8.228     110.1         65.44
126                            1          2,361,037         0.26        2,361,037       1.27        7.910     100.0         78.70
180                            1          2,279,375         0.25        2,279,375       1.60        7.690     177.0         49.02
304 (CTL)                      1         12,856,200         1.43       12,856,200       1.00        7.160     280.0         96.88
                               -         -----------        ----
TOTAL/WTD. AVG.              112       $897,940,215       100.00%      $8,017,323       1.49x       8.203%    112.0         65.68%
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DISTRIBUTION OF REMAINING TERMS TO MATURITY
--------------------------------------------------------------------------------

                                                                                                               WEIGHTED
                                                          PERCENTAGE                                            AVERAGE    WEIGHTED
                                                              OF                                  WEIGHTED     REMAINING   AVERAGE
                            NUMBER OF                     AGGREGATE      AVERAGE       WEIGHTED   AVERAGE       TERM TO    CUT-OFF
 RANGE OF REMAINING TERMS   MORTGAGE     CUT-OFF DATE      CUT-OFF     CUT-OFF DATE    AVERAGE    MORTGAGE     MATURITY    DATE LTV
 TO MATURITY (MOS)            LOANS         BALANCE      DATE BALANCE    BALANCE         DSCR       RATE        (MOS)       RATIO
------------------------------------------------------------------------------------------------------------------------------------
72-83                            2          $16,768,576       1.87%      $8,384,288       1.21x       7.803%      73.0        78.16%
84-95                            5           51,395,594       5.72       10,279,119       1.49        7.414       93.1        64.74
96-107                          12          143,174,963      15.94       11,931,247       1.47        7.707      100.6        65.57
108-119                         91          671,465,507      74.78        7,378,742       1.50        8.400      113.4        65.52
168-179                          1            2,279,375       0.25        2,279,375       1.60        7.690      177.0        49.02
276-287 (CTL)                    1           12,856,200       1.43       12,856,200       1.00        7.160      280.0        96.88
                                 -           -----------      ----
TOTAL/WTD. AVG.                112         $897,940,215     100.00%      $8,017,323       1.49x       8.203%     112.0        65.68%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  DISTRIBUTION OF REMAINING AMORTIZATION TERMS
--------------------------------------------------------------------------------

                                                                                                             WEIGHTED
                                                                                                             AVERAGE      WEIGHTED
                                                    PERCENTAGE OF                                WEIGHTED   REMAINING     AVERAGE
 RANGE OF REMAINING     NUMBER OF                     AGGREGATE        AVERAGE       WEIGHTED    AVERAGE     TERM TO      CUT-OFF
 AMORTIZATION TERMS     MORTGAGE     CUT-OFF DATE    CUT-OFF DATE   CUT-OFF DATE      AVERAGE    MORTGAGE    MATURITY     DATE LTV
 (MOS)                    LOANS         BALANCE        BALANCE         BALANCE         DSCR        RATE       (MOS)        RATIO
------------------------------------------------------------------------------------------------------------------------------------
170-189                     1           $2,279,375         0.25%     $2,279,375          1.60x       7.690%    177.0        49.02%
210-229                     2           25,507,765         2.84      12,753,883          1.33        7.792     100.3        56.00
270-289                     8           34,546,543         3.85       4,318,318          1.35        8.058      97.4        64.86
290-309                    10          164,797,862        18.35      16,479,786          1.89        8.575     114.3        50.88
310-329                     1           59,954,121         6.68      59,954,121          1.48        7.320      96.0        65.78
330-349                    27          241,350,148        26.88       8,938,894          1.52        7.859     113.2        67.62
350-360                    63          369,504,400        41.15       5,865,149          1.32        8.449     114.5        71.90
                           --          ------------       -----
TOTAL/WTD. AVG.           112         $897,940,215       100.00%     $8,017,323          1.49x       8.203%    112.0        65.68%
------------------------------------------------------------------------------------------------------------------------------------

Additional information is available upon request. Information herein is believed to be reliable but Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters") do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. The underwriters and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. The Underwriters are members of SIPC.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       DISTRIBUTION OF AMORTIZATION TYPES
--------------------------------------------------------------------------------

                                                                                                            WEIGHTED
                                                      PERCENTAGE                                            AVERAGE    WEIGHTED
                                                          OF                                    WEIGHTED   REMAINING   AVERAGE
                        NUMBER OF                     AGGREGATE      AVERAGE         WEIGHTED   AVERAGE     TERM TO    CUT-OFF
                        MORTGAGE     CUT-OFF DATE      CUT-OFF     CUT-OFF DATE       AVERAGE   MORTGAGE    MATURITY   DATE LTV
 AMORTIZATION TYPE        LOANS         BALANCE      DATE BALANCE    BALANCE           DSCR       RATE       (MOS)      RATIO
--------------------------------------------------------------------------------------------------------------------------------
Balloon                     90        $534,645,444       59.54%      $5,940,505        1.35x      8.287%     113.9      69.74%
Hyperamortizing             21         361,015,396       40.20       17,191,209        1.69       8.081      108.7      59.91
Fully Amortizing             1           2,279,375        0.25        2,279,375        1.60       7.690      177.0      49.02
                             -           ---------        ----
TOTAL/WTD. AVG.            112        $897,940,215      100.00%      $8,017,323        1.49X      8.203%     112.0      65.68%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      DISTRIBUTION OF PREPAYMENT PROVISIONS
--------------------------------------------------------------------------------

                                                                                                              WEIGHTED
                                                                                                              AVERAGE    WEIGHTED
                                                       PERCENTAGE                                WEIGHTED     REMAINING   AVERAGE
                          NUMBER OF                   OF AGGREGATE      AVERAGE       WEIGHTED   AVERAGE      TERM TO    CUT-OFF
                           MORTGAGE    CUT-OFF DATE   CUT-OFF DATE   CUT-OFF DATE     AVERAGE    MORTGAGE     MATURITY   DATE LTV
 PREPAYMENT PROVISION       LOANS         BALANCE        BALANCE        BALANCE         DSCR       RATE         (MOS)     RATIO
-----------------------------------------------------------------------------------------------------------------------------------
Lockout/Defeasance            107     $806,719,302         89.84%    $7,539,433          1.49x      8.279%      113.7       65.79%
Lockout/YM/Defeasance           2       76,936,677          8.57     38,468,339          1.45       7.424        94.7       64.74
Lockout/Greater of 1% or YM     2        8,793,210          0.98      4,396,605          1.22       8.691       117.9       73.35
YM/Defeasance                   1        5,491,025          0.61      5,491,025          1.99       7.170        94.0       49.47
                                -        ---------          ----
TOTAL/WTD. AVG.               112     $897,940,215        100.00%    $8,017,323          1.49X      8.203%      112.0       65.68%
-----------------------------------------------------------------------------------------------------------------------------------


Additional information is available upon request. Information herein is believed to be reliable but Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters") do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. The underwriters and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. The Underwriters are members of SIPC.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      ALLOCATION OF PREPAYMENT PREMIUMS (I)
--------------------------------------------------------------------------------

ALLOCATION OF PREPAYMENT PREMIUMS:

Prepayment premiums and yield maintenance amounts with respect to all loans will be allocated between the related Certificates then entitled to principal distributions and the Class X Certificates as follows:

     O A percentage of all prepayment premiums and yield maintenance amounts with respect to all loans will be allocated first, between the Class A-1, A-2, B, C, D and E certificates then entitled to principal distributions and the Class X certificates until the certificate balances of those classes have been reduced to zero; second, between the Class F certificates and the Class X certificates until the certificate balance of the Class F certificates has been reduced to zero; and third, 100% to the Class X certificates. The percentage will be equal to the product of (a) the percentage of the total principal distribution that such Class receives, and (b) a percentage (which can be no greater than 100%), the numerator of which is the excess, if any, of the Pass-Through Rate of the Class of the Certificates currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess, if any, of the Mortgage Rate of the related Mortgage Loan over the Discount Rate.

             ----------------------------------------------------------------

             Prepayment                 (Pass-Through Rate - Discount Rate )
             Premium Allocation    =   --------------------------------------
             Percentage                 (Mortgage Rate - Discount Rate)

             ----------------------------------------------------------------

     O The remaining percentage of such prepayment premiums and yield maintenance amounts will be allocated to the Class X Certificates.

     O In general, this formula provides for an increase in the allocation of prepayment premiums and yield maintenance premiums to the Class A-1, A-2, B, C, D, E and F Certificates then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the allocation to such Classes as Discount Rates rise.

     Allocation of Prepayment Premiums Example

          Discount Rate Fraction Methodology:
          Mortgage Rate                                        =  8%
          Bond Class Rate                                      =  6%
          Treasury Rate                                        =  5%
          % of Principal Distributed to Class                  =  100%

     BOND CLASS ALLOCATION           CLASS X ALLOCATION
     ------------------------------  ------------------------------------------

     6% - 5% x 100%   =   33 1/3%    Receives excess premiums = 66 2/3% thereof
     -------
     8% - 5%

(i) For further information regarding the allocation of prepayment premiums, refer to the Prospectus Supplement.


Additional information is available upon request. Information herein is believed to be reliable but Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters") do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. The underwriters and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. The Underwriters are members of SIPC.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PREPAYMENT PROFILE
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                 PREPAYMENT RESTRICTION ASSUMING NO PREPAYMENT OF PRINCIPAL (A) (B)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                   OCTOBER         OCTOBER          OCTOBER            OCTOBER             OCTOBER            OCTOBER
RESTRICTIONS                  2000            2001             2002               2003                2004               2005
------------------------------------------------------------------------------------------------------------------------------------
Locked out/Defeasance           99.39%        97.51%           100.00%            100.00%             100.00%             99.15%
Yield Maintenance                0.61%         2.49%             0.00%              0.00%               0.00%              0.85%
------------------------------------------------------------------------------------------------------------------------------------
Open                             0.00%         0.00%             0.00%              0.00%               0.00%              0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                          100.00%       100.00%           100.00%            100.00%             100.00%            100.00%
UPB ($MM)                     $897.94       $889.72           $880.79            $871.09             $860.76            $849.35
% OF INITIAL UPB               100.00%        99.08%            98.09%             97.01%              95.86%             94.59%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                   OCTOBER         OCTOBER          OCTOBER            OCTOBER             OCTOBER            OCTOBER
RESTRICTIONS                  2006            2007             2008               2009                2010               2011
------------------------------------------------------------------------------------------------------------------------------------
Locked out/Defeasance           97.11%        98.97%          95.90%               57.60%             100.00%            100.00%
Yield Maintenance                1.00%         1.03%           1.18%                1.35%               0.00%              0.00%
------------------------------------------------------------------------------------------------------------------------------------
Open                             1.88%         0.00%           2.92%               41.05%               0.00%              0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                          100.00%       100.00%         100.00%              100.00%             100.00%            100.00%
UPB ($MM)                     $836.96       $807.96         $696.27              $599.01              $12.06             $11.57
% OF INITIAL UPB                93.21%        89.98%          77.54%               66.71%               1.34%              1.29%
------------------------------------------------------------------------------------------------------------------------------------

(a)      Table calculated using modeling assumptions.
(b)      Differences in totals may exist due to rounding.

--------------------------------------------------------------------------------
                          AVERAGE LIFE TABLE (IN YEARS)
 (PREPAYMENTS LOCKED OUT THROUGH LOCK OUT PERIOD, DEFEASANCE, YIELD MAINTENANCE
               AND PENALTY PERIOD THEN RUN AT THE INDICATED CPRS)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          PREPAYMENT ASSUMPTIONS (CPR)
          0% CPR         25% CPR        50% CPR        75% CPR       100% CPR
--------------------------------------------------------------------------------
A-1         5.60           5.59           5.57           5.55           5.48
A-2         9.07           9.06           9.04           9.02           8.82
B           9.57           9.57           9.57           9.57           9.49
C           9.67           9.64           9.62           9.59           9.52
D           9.74           9.74           9.70           9.65           9.57
E           9.74           9.74           9.74           9.71           9.57
--------------------------------------------------------------------------------


Additional information is available upon request. Information herein is believed to be reliable but Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters") do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. The underwriters and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. The Underwriters are members of SIPC.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                             CROWNE PLAZA MANHATTAN
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
                          ORIGINAL            CUT-OFF DATE
                          --------            ------------
PRINCIPAL BALANCE:        $92,000,000         $91,611,396

% OF POOL BY UPB          10.20%

ORIGINATOR:               German American Capital Corporation

NOTE DATE:                March 8, 2000

INTEREST RATE:            8.473%

AMORTIZATION:             25 years

MATURITY DATE:            April 1, 2025

ARD DATE:                 April 1, 2010

BORROWER/SPONSOR:         The Borrower is a single purpose,
                          bankruptcy remote entity sponsored by
                          Kumagai Gumi Co., Ltd., a Japanese
                          corporation.

CALL PROTECTION:          Prepayment lockout; U.S. Treasury
                          defeasance.

CROSS-COLLATERALIZATION/  No/No
DEFAULT:

ADDITIONAL                FINANCING: At closing, an affiliate of a pension
                          advisor and a state retirement fund provided a $28.0 million companion loan secured by the first mortgage on the property and a $25.0 million mezzanine loan secured solely by partnership interests.

CASH MANAGEMENT:          Hard Lockbox

MONTHLY RESERVES:         Tax & Insurance Escrows - 1/12
                          estimated annual tax and insurance
                          bills FF&E  Reserve - 5% Gross Income from
                          hotel operations for the second month
                          prior
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Hotel with Office

LOCATION:                     New York, NY

YEAR BUILT / RENOVATED:       1989 / 1998

THE COLLATERAL:               A full service hotel and office
                              building located in Midtown
                              Manhattan, consisting of 770
                              rooms, 178,944 square feet of
                              office space, 42,738 sq. ft. of
                              retail and restaurant space, 159
                              parking garage spaces, and 30,714
                              sq. ft. of meeting and banquet
                              facilities.

PROPERTY MANAGEMENT:          Town Park Hotel Corporation, a
                              wholly-owned subsidiary of Bass
                              Hotels and Resorts.

CURRENT OCCUPANCY (05/31/00): 87.2% (Hotel)/100% (Office)

UNDERWRITTEN NET CASH FLOW:   $19,632,794

APPRAISED VALUE:              $220,000,000

APPRAISAL DATE:               September 15, 1999

CUT-OFF DATE LOAN/ROOM:       $118,976

CUT-OFF DATE LTV:             41.64%

BALLOON LTV:                  34.93%

UWNCF DSCR:                   2.21x
--------------------------------------------------------------------------------

                                OPERATING HISTORY
--------------------------------------------------------------------------------
                  1998             1999      2000 (T-12, 05/31)         UW
--------------------------------------------------------------------------------
Occupancy:         86.5%            86.3%            87.2%              84.0%
--------------------------------------------------------------------------------
ADR:             $206.5           $217.5           $221.5             $221.5
--------------------------------------------------------------------------------
RevPAR:          $178.6           $187.1           $193.3             $186.1
--------------------------------------------------------------------------------


Additional information is available upon request. Information herein is believed to be reliable but Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters") do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. The underwriters and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. The Underwriters are members of SIPC.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                             CROWNE PLAZA MANHATTAN
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                               [GRAPHIC OMITTED]


o THE PROPERTY IS LOCATED IN THE CENTER OF TIMES SQUARE AT THE CORNER OF 49TH STREET AND BROADWAY IN MIDTOWN MANHATTAN.


Additional information is available upon request. Information herein is believed to be reliable but Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters") do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. The underwriters and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. The Underwriters are members of SIPC.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                              ALLIANCE TP PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
                          ORIGINAL            CUT-OFF DATE
                          --------            ------------
PRINCIPAL BALANCE:        $61,128,954         $59,954,121

% OF POOL BY UPB          6.68%

ORIGINATOR:               German American Capital Corporation

NOTE DATE:                July 29, 1998

INTEREST RATE:            7.32%

AMORTIZATION:             29 years

MATURITY DATE:            September 1, 2028

ARD DATE:                 September 1, 2008

BORROWER/SPONSOR:         The Borrower is a single purpose, bankruptcy remote
                          entity sponsored by Alliance Capital, LLC, a privately owned real estate investment company.

CALL PROTECTION:          Prepayment lockout; Yield maintenance;
                          U.S. Treasury defeasance.

CROSS-COLLATERALIZATION/  No/No
DEFAULT:

ADDITIONAL                FINANCING: A companion loan in the amount of $15.6
                          million (approximate) secured by the first mortgage on the property, as well as a $11.8 million (approximate) mezzanine loan secured solely by partnership interests in the borrower.

CASH MANAGEMENT:          Soft Lockbox

MONTHLY RESERVES:         Tax & Insurance Escrows - 1/12
                          estimated annual tax and insurance
                          bills Replacement Reserves - $51,817
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:       Portfolio

PROPERTY TYPE:                Multifamily

LOCATION:                     Michigan, Illinois, Ohio

YEAR BUILT / RENOVATED:       1968, 1971-1975/1999

THE COLLATERAL:               Eight garden-style multifamily
                              properties containing a total of
                              2,248 units located in three
                              states.

PROPERTY MANAGEMENT:          Alliance Residential Management,
                              LLC. (an affiliate of the Borrower)

CURRENT OCCUPANCY (05/01/00): 95%

UNDERWRITTEN NET CASH FLOW:   $7,506,378

APPRAISED VALUE:              $91,150,000

APPRAISAL DATE:               July 15, 1998

CUT-OFF DATE LOAN/UNIT:       $26,670

CUT-OFF DATE LTV:             65.78%

BALLOON LTV:                  58.17%

UWNCF DSCR:                   1.48x
--------------------------------------------------------------------------------

                                                       COLLATERAL DETAIL
------------------------------------------------------------------------------------------------------------------------------------
          PROPERTY           CITY        STATE   NUMBER OF UNITS   CURRENT OCCUPANCY   ALLOCATED CUT-OFF        PERCENTAGE OF
                                                                                       DATE LOAN AMOUNT    CUT-OFF DATE LOAN AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Scenictree Apartments     Palos Hills       IL         448                 97%          $12,774,409                 21.31%
------------------------------------------------------------------------------------------------------------------------------------
Woodsfield Apartments      Fairfield        OH         392                 94%          $12,181,781                 20.32%
------------------------------------------------------------------------------------------------------------------------------------
Appletree Apartments       Ypsilanti        MI         382                 98%          $11,391,612                 19.00%
------------------------------------------------------------------------------------------------------------------------------------
Peachtree Apartments        Clinton         MI         306                 95%           $9,514,960                 15.87%
                           Township
------------------------------------------------------------------------------------------------------------------------------------
Clovertree Apartments        Flint          MI         252                 93%           $5,004,408                  8.35%
------------------------------------------------------------------------------------------------------------------------------------
Arrowtree Apartments        Okemos          MI         114                 92%           $3,489,916                  5.82%
------------------------------------------------------------------------------------------------------------------------------------
Goldentree Apartments       Portage         MI         180                 87%           $2,897,289                  4.83%
------------------------------------------------------------------------------------------------------------------------------------
Sugartree Apartments     Mount Morris       MI         174                 96%           $2,699,746                  4.50%
------------------------------------------------------------------------------------------------------------------------------------


Additional information is available upon request. Information herein is believed to be reliable but Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters") do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. The underwriters and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. The Underwriters are members of SIPC.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                              ALLIANCE TP PORTFOLIO
--------------------------------------------------------------------------------


                                [GRAPHIC OMITTED]


O DIVERSIFIED MULTIFAMILY PORTFOLIO LOCATED IN 2 STATES.


Additional information is available upon request. Information herein is believed to be reliable but Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters") do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. The underwriters and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. The Underwriters are members of SIPC.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                CRYSTAL PARK ONE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
                          ORIGINAL            CUT-OFF DATE
                          --------            ------------
PRINCIPAL BALANCE:        $42,286,048         $41,970,321

% OF POOL BY UPB          4.67%

ORIGINATOR:               German American Capital Corporation

NOTE DATE:                October 1, 1999

INTEREST RATE:            7.84%

AMORTIZATION:             30 years

MATURITY DATE:            October 1, 2029

ARD DATE:                 October 1, 2009

BORROWER/SPONSOR:         The Borrower is a single purpose,
                          bankruptcy remote entity sponsored by
                          Charles E. Smith Commercial Realty.

CALL PROTECTION:          Prepayment lockout; U.S. Treasury
                          defeasance.

CROSS-COLLATERALIZATION/  No/No
DEFAULT:

ADDITIONAL FINANCING:     A companion loan in the amount of
                          $13.6 million (approximate) secured by
                          the first mortgage on the property.

CASH MANAGEMENT:          Hard Lockbox

MONTHLY RESERVES:         Tax & Insurance Escrows - 1/12
                          estimated annual tax and insurance
                          bills Replacement Reserves - $9,547
                          TI/LC Reserves - $31,406 (non-PTO
                          space)

OTHER RESERVES:           $6MM PTO rollover reserve established
                          ($3MM Letter of Credit at closing,
                          $150K/monthly beginning at closing for
                          19 months) to offset the TI/LC costs
                          associated with potential PTO roll in
                          2001 and 2004.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Office

LOCATION:                     Arlington, VA

YEAR BUILT:                   1984-1985

THE COLLATERAL:               The property is an 11-story, Class
                              A office property located in
                              Arlington, Virginia comprised of
                              411,563 sf of office space, 3,380
                              sf of retail space (located on the
                              first floor), 1,581 sf of storage
                              space, and 703 parking spaces in a
                              three-level underground garage.

PROPERTY MANAGEMENT:          Charles E. Smith Management Inc.
                              (an affiliate of the Borrower)

CURRENT OCCUPANCY (07/12/00): 99.3%

UNDERWRITTEN NET CASH FLOW:   $7,778,003

APPRAISED VALUE:              $84,000,000

APPRAISAL DATE:               August 13, 1999

CUT-OFF DATE LOAN/UNIT:       $100.76

CUT-OFF DATE LTV:             49.96%

BALLOON LTV:                  44.26%

UWNCF DSCR:                   2.13x
--------------------------------------------------------------------------------


                                               FOUR LARGEST TENANTS
-------------------------------------------------------------------------------------------------------------------
                                                    SQUARE             PERCENTAGE OF               DATE OF
                   TENANT                       FOOTAGE LEASED   TOTAL LEASEABLE AREA TYPE     LEASE EXPIRATION
-------------------------------------------------------------------------------------------------------------------
GSA: Patent and Trade Office (US Government)       255,849                61.42%                05/01 - 02/04
-------------------------------------------------------------------------------------------------------------------
GSA: Other (US Government)                          63,646                15.28%                10/00 - 12/05
-------------------------------------------------------------------------------------------------------------------
KPMG                                                22,472                 5.40%                  10/15/2003
-------------------------------------------------------------------------------------------------------------------
Syscon Corporation                                  19,812                 4.76%                  05/31/2001
-------------------------------------------------------------------------------------------------------------------


Additional information is available upon request. Information herein is believed to be reliable but Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters") do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. The underwriters and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. The Underwriters are members of SIPC.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                CRYSTAL PARK ONE
--------------------------------------------------------------------------------


                                [GRAPHIC OMITTED]


                                [GRAPHIC OMITTED]


O LOCATED ADJACENT TO THE REAGAN NATIONAL AIRPORT.


Additional information is available upon request. Information herein is believed to be reliable but Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters") do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. The underwriters and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. The Underwriters are members of SIPC.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                            RADISSON MART PLAZA HOTEL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
                          ORIGINAL            CUT-OFF DATE
                          --------            ------------
PRINCIPAL BALANCE:        $32,000,000         $31,785,637

% OF POOL BY UPB          3.54%

ORIGINATOR:               Morgan Guaranty Trust Company

NOTE DATE:                December 17, 1999

INTEREST RATE:            8.71%

AMORTIZATION:             25 years

MATURITY DATE:            January 1, 2010

BORROWER:                 The Borrower, South Florida Hotel,
                          Inc., is a single purpose, bankruptcy
                          remote entity.

CALL PROTECTION:          Prepayment lockout; U.S. Treasury
                          defeasance.

CROSS-COLLATERALIZATION/  No/No
DEFAULT:

ADDITIONAL FINANCING:     Mezzanine debt of $4.0MM secured by a
                          pledge of the sole stockholders'
                          interest in the Borrower.

CASH MANAGEMENT:          Hard Lockbox

MONTHLY RESERVES:         Tax & Insurance Escrows - 1/12
                          estimated annual tax and insurance
                          bills Replacement Reserves - $17,333
                          TI/LC Reserves - $25,000 ($300K Cap)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Hotel

LOCATION:                     Miami, FL

YEAR BUILT / RENOVATED:       1975/1999

THE COLLATERAL:               The property is located in Miami,
                              Florida and consists of  i) a
                              12-story, full-service hotel
                              comprised of 334 units, ii) the
                              291,558 sf. Miami International
                              Merchandise Mart and iii) a
                              106,272 sf. convention center.
                              The appraisal allocates 49.14% of
                              the value to the hotel and 50.86%
                              to the Mart and Hall.

PROPERTY MANAGEMENT:          Florida Hotel Management, LLC. (an
                              affiliate of the Borrower)

CURRENT OCCUPANCY (03/31/00): 71.52%

UNDERWRITTEN NET CASH FLOW:   $5,076,940

APPRAISED VALUE:              $58,000,000

APPRAISAL DATE:               September 29, 1999

ALLOCATED CUT-OFF DATE LOAN   $46,765
/ROOM (HOTEL):

ALLOCATED CUT-OFF DATE LOAN   $40.64
/SF (MART AND CONVENTION):

CUT-OFF DATE LTV:             54.80%

BALLOON LTV:                  46.39%

UWNCF DSCR:                   1.61x
--------------------------------------------------------------------------------


                                OPERATING HISTORY
--------------------------------------------------------------------------------
                 1998            1999      2000 (T-12, 06/30)          UW
--------------------------------------------------------------------------------
Occupancy:       76.3%           70.6%              75.1%             70.0%
--------------------------------------------------------------------------------
ADR:            $89.5           $91.6              $89.3             $90.0
--------------------------------------------------------------------------------
RevPAR:         $68.3           $64.7              $67.1             $63.0
--------------------------------------------------------------------------------


Additional information is available upon request. Information herein is believed to be reliable but Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters") do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. The underwriters and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. The Underwriters are members of SIPC.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                            RADISSON MART PLAZA HOTEL
--------------------------------------------------------------------------------


                                [GRAPHIC OMITTED]


                                [GRAPHIC OMITTED]


o LOCATED ADJACENT TO THE MIAMI INTERNATIONAL AIRPORT.


Additional information is available upon request. Information herein is believed to be reliable but Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters") do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. The underwriters and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. The Underwriters are members of SIPC.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                             HAMPTON VILLAGE CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
                          ORIGINAL            CUT-OFF DATE
                          --------            ------------
PRINCIPAL BALANCE:        $30,000,000         $29,978,012

% OF POOL BY UPB          3.34%

ORIGINATOR:               German American Capital Corporation

NOTE DATE:                June 29, 2000

INTEREST RATE:            8.53%

AMORTIZATION:             30 years

MATURITY DATE:            July 1, 2030

ARD DATE:                 July 1, 2010

BORROWER/SPONSOR:         The Borrower is a single purpose, bankruptcy remote
                          entity sponsored by New Plan Excel Realty Trust. New
                          Plan Excel (NYSE:NXL) is a publicly traded real estate investment trust (Moody's,
                          Baa1; S&P, BBB+).

CALL PROTECTION:          Prepayment lockout; U.S. Treasury
                          defeasance.

CROSS-COLLATERALIZATION/  No/No
DEFAULT:

ADDITIONAL FINANCING:     None

CASH MANAGEMENT:          Hard Lockbox

MONTHLY RESERVES:         Tax & Insurance Escrows - 1/12
                          estimated annual tax and insurance
                          bills Replacement Reserves - $6,137
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Anchored Retail

LOCATION:                     Rochester Hills, MI

YEAR BUILT / RENOVATED:       1989,1991/1997

THE COLLATERAL:               The property is an outdoor,
                              anchored shopping center situated
                              on 74.5 acres.  The property has a
                              total of 460,268 square feet of
                              NRA.

PROPERTY MANAGEMENT:          New Plan Excel Realty Trust, Inc.

CURRENT OCCUPANCY (06/12/00): 99.5%

UNDERWRITTEN NET CASH FLOW:   $4,288,869

APPRAISED VALUE:              $46,600,000

APPRAISAL DATE:               May 24, 2000

CUT-OFF DATE LOAN/UNITS:      $65.13

CUT-OFF DATE LTV:             64.33%

BALLOON LTV:                  58.29%

UWNCF DSCR:                   1.55x
--------------------------------------------------------------------------------


                                     FIVE LARGEST TENANTS
---------------------------------------------------------------------------------------------
                                  SQUARE             PERCENTAGE OF              DATE OF
          TENANT              FOOTAGE LEASED   TOTAL LEASEABLE AREA TYPE   LEASE EXPIRATION
---------------------------------------------------------------------------------------------
Kohl's                            80,160                 17.42%               06/30/2016
---------------------------------------------------------------------------------------------
Farmer Jack (a)                   57,162                 12.42%               01/31/2011
---------------------------------------------------------------------------------------------
Loews Star Theater                47,884                 10.40%               12/31/2009
---------------------------------------------------------------------------------------------
TJ Maxx                           25,090                 5.45%                01/31/2005
---------------------------------------------------------------------------------------------
Office Max                        23,300                 5.06%                01/31/2009
---------------------------------------------------------------------------------------------

(a) Subsidiary of The Great Atlantic & Pacific Tea Company.


Additional information is available upon request. Information herein is believed to be reliable but Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters") do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. The underwriters and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. The Underwriters are members of SIPC.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                             HAMPTON VILLAGE CENTER
--------------------------------------------------------------------------------


                                [GRAPHIC OMITTED]


                                [GRAPHIC OMITTED]


o LOCATED IN AN UPSCALE URBAN COMMUNITY OFF OF ROCHESTER ROAD (STATE HIGHWAY 150), THE MAJOR THOROUGHFARE IN ROCHESTER HILLS.


Additional information is available upon request. Information herein is believed to be reliable but Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters") do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. The underwriters and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. The Underwriters are members of SIPC.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                   DETROIT MAC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
                          ORIGINAL            CUT-OFF DATE
                          --------            ------------
PRINCIPAL BALANCE:        $30,000,000         $29,810,151

% OF POOL BY UPB          3.32%

ORIGINATOR:               LaSalle Bank National Association

NOTE DATE:                September 8, 1999

INTEREST RATE:            7.96%

AMORTIZATION:             30 years

MATURITY DATE:            October 1, 2009

BORROWER/SPONSOR:         The Borrower, IAC Metro L.L.C., is a
                          single purpose, bankruptcy remote
                          entity sponsored by International
                          Airport Centers II LLC. (IAC II).  IAC
                          II's sole business revolves around the
                          purchasing and managing of
                          warehouse/freight distribution
                          properties located near major gateway
                          airports across the country.

CALL PROTECTION:          Prepayment lockout; U.S. Treasury
                          defeasance.

CROSS-COLLATERALIZATION/  No/No
DEFAULT:

ADDITIONAL FINANCING:     None

CASH MANAGEMENT:          N/A

MONTHLY RESERVES:         Tax Escrow - 1/12 estimated annual tax
                          and insurance bills Replacement Reserves - $7,455
                          TI/LC Reserves - $12,922
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Industrial

LOCATION:                     Romulus, MI

YEAR BUILT:                   1989-1996

THE COLLATERAL:               The property is an industrial park
                              consisting of 10 warehouse/freight
                              distribution buildings and 2
                              one-story office buildings with a
                              total of 596,392 NRA. The property
                              is an authorized foreign trade
                              zone and is located along the
                              access road into the Airport Air
                              Cargo area of the Detroit
                              Metropolitan Airport.

PROPERTY MANAGEMENT:          International Airport Centers LLC.
                              (an affiliate of the Borrower)

CURRENT OCCUPANCY (05/01/00): 95.75%

UNDERWRITTEN NET CASH FLOW:   $3,204,542

APPRAISED VALUE:              $40,800,000

APPRAISAL DATE:               July 22, 1999

CUT-OFF DATE LOAN/UNITS:      $49.98

CUT-OFF DATE LTV:             73.06%

BALLOON LTV:                  65.71%

UWNCF DSCR:                   1.22x
--------------------------------------------------------------------------------

                                     FIVE LARGEST TENANTS
---------------------------------------------------------------------------------------------
                                  SQUARE             PERCENTAGE OF              DATE OF
          TENANT              FOOTAGE LEASED   TOTAL LEASEABLE AREA TYPE   LEASE EXPIRATION
---------------------------------------------------------------------------------------------
Nippon Express USA               92,786                 15.56%               05/04/2001
---------------------------------------------------------------------------------------------
Thyssen Haniel Logistics         80,640                 13.52%              11/00 - 06/03
---------------------------------------------------------------------------------------------
Federal Express                  56,000                 9.39%                01/31/2004
---------------------------------------------------------------------------------------------
Panalpina Inc.                   33,937                 5.69%                05/31/2002
---------------------------------------------------------------------------------------------
Spirit Airlines                  32,000                 5.37%                01/23/2010
---------------------------------------------------------------------------------------------


Additional information is available upon request. Information herein is believed to be reliable but Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters") do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. The underwriters and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. The Underwriters are members of SIPC.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                   DETROIT MAC
--------------------------------------------------------------------------------


                                [GRAPHIC OMITTED]


                                [GRAPHIC OMITTED]


o LOCATED ADJACENT TO THE DETROIT METROPOLITAN AIRPORT.


Additional information is available upon request. Information herein is believed to be reliable but Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters") do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for information purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. The underwriters and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. The Underwriters are members of SIPC.